UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021 (September 7, 2021)

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

710 N. Post Oak Road, Suite 315
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-821-3153)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 7, 2021, 5J Trucking LLC (“5J Trucking”), 5J Oilfield Services LLC (“5J Oilfield”), 5J Transportation LLC (“5J Transportation”), 5J Brokerage LLC (“5J Brokerage”) and 5J Specialized LLC (“5J Specialized”) (each of 5J Trucking, 5J Oilfield, 5J Transportation, 5J Brokerage and 5J Specialized, shall be referred to herein as the “5J Entities”) entered into a loan agreement (“Loan Agreement”) and security agreement (“Security Agreement”) with Amerisource Funding Inc. (“Amerisource”) in the total amount of $12,740,000. Pursuant to the terms of the Loan Agreement, $6,400,000 was initially funded on September 7, 2021 and the remaining $6,340,000 was funded on October 31, 2021. In connection with the Loan Agreement, the 5J Entities issued a commercial promissory note to Amerisource (“Note”) in the aggregate principal amount of $12,740,000. Pursuant to the terms of the Note, the 5J Entities will pay interest only on a monthly basis through October 1, 2022 and principal and interest thereafter over the remaining term through September 7, 2026 (the “Maturity Date”). The Note bears interest at a rate of 12.0% per annum and may be prepaid early at any time without penalty. The 5J Entities will also pay an annual collateral management fee to Amerisource in the amount of 0.40% of the total loan amount.

Pursuant to the terms of the Security Agreement, the 5J Entities granted a security interest in all of their assets to Amerisource as collateral for the repayment of the Amerisource loan.

In connection with the Loan Agreement, SMG Industries Inc. (“Company”), the parent company of each of the 5J Entities, entered into a pledge agreement (“Pledge Agreement”) pursuant to which the Company has granted a security interest in all of its assets to Amerisource and a guaranty agreement (“Guaranty Agreement”) pursuant to which the Company has guaranteed the timely payment of all amounts due under the Loan Agreement.

The $6.34 million funding received on October 31, 2021 was used by the Company to pay down the remaining outstanding balance owed to Utica Leaseco LLC (“Utica”), and Utica has agreed to file a UCC-3 to release its security interest in all of the assets of 5J Trucking and 5J Oilfield.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)

Exhibit 99.1	Press release dated November 5, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2021	SMG Industries Inc.

	By:	/s/ Allen R. Parrott
	Name:	Allen R. Parrott
	Title:	Chief Financial Officer